UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 ____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2018

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas  75201
(Address of principal executive offices)   (zip code)

(214) 462-6831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 24, 2018, the Board of Directors of Comerica Incorporated (“Comerica”) appointed Curtis C. Farmer to serve on its Board of Directors, effective July 24, 2018. Mr. Farmer currently serves as President of Comerica and accordingly will not receive any compensation with respect to his service on the Board of Directors. He is not anticipated to be appointed to any committees of the Board of Directors. On July 24, 2018, Comerica issued a press release regarding Mr. Farmer’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Additionally, Michael H. Michalak announced that he plans to retire on January 31, 2019. He intends to resign from his role as Chief Risk Officer of Comerica on or around January 1, 2019. However, it is expected that he will continue serving as Executive Vice President until his retirement from Comerica.

ITEM 7.01	REGULATION FD DISCLOSURE.

Organizational Announcements

On July 24, 2018, the Governance, Compensation and Nominating Committee (the “Committee”) and the Board of Directors determined that Jay K. Oberg will replace Mr. Michalak as Chief Risk Officer on or around January 1, 2019. On July 24, 2018, Comerica issued a press release regarding the retirement of Mr. Michalak and the appointment of Mr. Oberg as Chief Risk Officer. A copy of the press release is attached hereto as Exhibit 99.2.

Capital Actions

On July 24, 2018, Comerica issued a press release announcing the Board of Directors of Comerica had approved planned capital actions for the third quarter of 2018. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

The information in Items 7.01 and 9.01 of this report (including Exhibits 99.2 and 99.3 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1 Press release dated July 24, 2018 (Board).
99.2 Press release dated July 24, 2018 (Officers).
99.3 Press release dated July 24, 2018 (Capital Actions).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ John D. Buchanan
Name:	John D. Buchanan
Title:	Executive Vice President-Chief Legal Officer

Date: July 24, 2018